SUMMIT BANK

                               GUARANTY AGREEMENT



GUARANTY AGREEMENT to SUMMIT BANK ("BANK") from Menlo Acquisition Corporation ("GUARANTOR"), dated as set forth.

1.       DEFINITIONS
         The terms set forth below shall be defined as follows:
         1.1      "Date of Guaranty Agreement" is: August 14, 2000.
         1.2 "Borrower" means jointly and severally: Environmental Waste Management Associates, L.L.C., a New Jersey limited liability company; Integrated Analytical Laboratories, L.L.C., a New Jersey limited liability company; Environmental Waste Management Associates, Inc., a New Jersey corporation; and
                  Integrated Analytical Laboratories, Inc., a New Jersey corporation.
         1.3 "Borrower's Address" is: 100 Misty Lane, Parsippany, New Jersey 07054 as to Environmental Waste Management Associates, L.L.C.; Integrated Analytical Laboratories, L.L.C.; and
                  Environmental Waste Management Associates, Inc.; and 273 Franklin Road, Randolph, New Jersey 07869 as to Integrated Analytical Laboratories, Inc.
         1.4      "Bank's Address" is: 210 Main Street, Hackensack, New Jersey
                  07601.
         1.5      "Guarantor" means: Menlo Acquisition Corporation, a
                  corporation.
         1.6 "Guarantor's Address" is: 100 Misty Lane, Parsippany, New Jersey 07054.
         1.7 "Collateral" means all property, assets or rights that secure the payment of the Obligations, whether now owned or existing or hereafter created or acquired and cash and noncash proceeds thereof.
         1.8      "Event of Default" means each and every event specified in
                  Section 7 of this Guaranty Agreement.
         1.9 "Obligations" means all indebtedness, obligations and liabilities of Borrower to Bank of every kind and description, direct or indirect, secured or unsecured, joint or several, absolute or contingent, due or to become due, including any overdrafts, whether for payment or performance, now existing or hereafter arising, whether presently contemplated or not, regardless of how the same arise, or by what instrument, agreement or book account they may be evidenced, or whether evidenced by any instrument, agreement or book account, including, but not limited to all loans (including any loan by modification, renewal or extension), all indebtedness including any arising from any derivative transactions, all undertakings to take or refrain from taking any action, all indebtedness, liabilities or obligations owing from Borrower to others which Bank may have obtained by purchase, negotiation, discount, assignment or otherwise, and all interest, taxes, fees, charges, expenses and attorney's fees, (whether or not such attorney is a regularly salaried employee of Bank, any parent corporation or any subsidiary or affiliate thereof, whether now existing or hereafter created) chargeable to Borrower or incurred by Bank under this Guaranty Agreement, or any other document or instrument delivered in connection herewith and therewith.

         To the extent not defined in Section 1, unless the context otherwise requires, all other terms contained in this Guaranty Agreement shall have the meanings attributed to them by the Uniform Commercial Code in force in the State of New Jersey as of the Date of Guaranty Agreement, to the extent that same are used or defined therein.

         To the extent not defined in Section 1, unless the context otherwise requires, all other accounting terms contained in this Guaranty Agreement shall have the meaning attributed to them by Generally Accepted Accounting Principles as of the Date of Guaranty Agreement, to the extent that same are used or defined therein.

2.       GUARANTOR'S OBLIGATIONS AND DUTIES
         As an inducement to Bank to extend credit herewith to Borrower, or in the future extend credit to Borrower and/or as security for payment of the current Obligations of Borrower or any Obligations incurred by Borrower in the future, Guarantor hereby absolutely and unconditionally guarantees to Bank all Obligations of Borrower to Bank as and when due whether by maturity or acceleration. Guarantor hereby acknowledges that Bank intends to rely on this Guaranty Agreement.
===============================================================================
         SECURITY
         As security for this Guaranty Agreement, or any modifications, extensions and/or renewals, Guarantor grants to Bank a lien on, a continuing security interest in, and a right to set-off at any time, without notice, all property and deposit accounts at or under the control of or in transit to Bank which belong to Guarantor.
===============================================================================
3.       OBLIGATIONS AND DUTIES UNAFFECTED
         Guarantor hereby agrees and acknowledges that in one or more instances and from time to time before, during or after the occurrence of any Event of Default or any notice of termination hereof, with or without notice to or further assent from Guarantor: (3.1) any contract or agreement to which Borrower is a party may be modified, supplemented, renewed, extended, amended, terminated or compromised in any manner; (3.2) any Collateral at any time held by or available to Bank for all or any part of the Obligations or any security at any time held by or available to Bank may be sold, transferred or otherwise disposed, exchanged, surrendered, compromised or released; (3.3) all or any part of the Obligations may be changed, altered, renewed, extended, continued, surrendered, compromised, waived, terminated or released in whole or in part, or any default with respect thereto waived; (3.4) Bank may refrain from setting off and may release, in whole or in part, any deposit account or credit on its books in favor of Borrower; and (3.5) Bank may extend further credit in any manner whatsoever to Borrower, generally deal with Borrower or any Collateral as Bank may, in its sole and absolute discretion, determine.
         Guarantor agrees that notwithstanding any of the foregoing actions, Guarantor shall remain bound under this Guaranty Agreement and that Guarantor's obligations hereunder shall not be affected by the recovery of any judgment against any Borrower or any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of Guarantor. Guarantor agrees that this Guaranty Agreement shall remain in full force and effect and will not be discharged except by the complete payment and/or performance of the Obligations in accordance with their respective terms and of the agreements and covenants of Guarantor contained herein. Guarantor further agrees that the invalidity, irregularity or unenforceability of all or any part of the Loan Documents shall not affect, impair or be a defense to this Guaranty Agreement or affect in any manner the liability of Guarantor hereunder. If Bank receives any payment or payments on account of the Obligations guaranteed hereby, which payment or payments of any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy act or code, state or Federal law, common law or equitable doctrine, then to the extent of any sum not finally retained by Bank, Guarantor, notwithstanding any revocation hereof or the cancellation of any Note or other instrument evidencing any Obligation of Borrower, shall be and remain liable to Bank for the amount so repaid to the same extent as if such amount had never been originally received by Bank. If any action, proceeding or claim seeking repayment is pending or, in Bank's sole judgment, threatened, this Guaranty and any security interest therefor shall remain in full force and effect notwithstanding that any Obligations may or may not then be due.

4.       WAIVER
         4.1      This  is a  guaranty  of  payment  and not of  collection  and
                  Guarantor expressly waives any right to require that any action be brought against Borrower or to require that resort be had to any Collateral, any other Obligor on the obligations or to any deposit account or to any credit on the books of Bank in favor of Borrower or to any other right or remedy which may be available to Bank under any theory of marshaling of assets or otherwise.
         4.2      Guarantor hereby further expressly waives:
                  4.2.1 Notice of the acceptance of this Guaranty Agreement and of extensions of credit or any other financial accommodation by Bank to Borrower;
                  4.2.2 Presentment and demand for payment of any of the Obligations;
                  4.2.3 Protest and notice of dishonor or default to Guarantor or to any other person or entity with respect to any of the Obligations;
                  4.2.4    Any demand for payment under this Guaranty Agreement;
                  4.2.5 Any right to interpose any counterclaim, set off or defense of every kind and description now existing or hereafter arising which Guarantor may have against Bank or any Obligor; and
                  4.2.6 Any defenses available to a surety or guarantor under the laws of New Jersey including, without limitation,
                           the   following:
                           4.2.6.1  Any  defense  based  upon impairment   of
                                    the   rights   of    reimbursement,
                                    restitution and/or  subrogation;
                           4.2.6.2 Any defense based upon a delay in the exercising or waiver of, or forbearance of, any right or remedy available to Bank;
                           4.2.6.3 Any defense based upon impairment of collateral including, but not limited to (i) failure of Bank to obtain or maintain perfection or recordation of the security interest in any Collateral, (ii) release by Bank of any Collateral without requiring substitution of collateral of equal value, or (iii) failure of Bank to perform a duty to preserve the value of any Collateral.

5.       REPRESENTATIONS AND WARRANTIES
         5.1      Guarantor   represents   and   warrants  to  Bank,   and  such
                  representations and warranties shall be continuing so long as any Obligations shall remain outstanding as follows:
                  5.1.1 Guarantor has the power and authority to own the Collateral pledged by Guarantor, to enter into and perform the Guaranty and any other Loan Documents to which it is a party and to incur its obligations hereunder. If a corporation, Guarantor has been duly incorporated and organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and is duly quali-fied as a foreign corporation in those jurisdictions where the conduct of its business or the ownership of its properties requires qualification. If a limited liability company, Guarantor has been duly formed and organized as a limited liability company in good standing under the laws of its jurisdiction of formation and is duly qualified as a foreign limited liability company in those jurisdictions where the conduct of its business or the ownership
                           o its properties requires qualification. If a partnership or a limited partnership, Guarantor has been validly formed, is validly existing as a partnership in good standing under the laws of its jurisdiction, is legally authorized to transact business in New Jersey and in those jurisdictions where the conduct of its business or ownership of its properties requires qualification, is not incorporated, and has never changed its name or
                           used any other name and has filed all  trade   name
                           certificates   as   required   or appropriate.  If
                           a  proprietorship,   Guarantor  is validly existing,
                           is legally authorized to transact business in New Jersey and in those jurisdictions where the conduct of its business or ownership of its properties
                           requires    qualification, is  not incorporated,  has
                           never changed its name or used any other name and has filed all tradename certificates as required or appropriate and Guarantor is the sole owner of the business.

                  5.1.2 Guarantor has not changed its name, form, identity or structure, been the surviving entity in a merger or acquired any business; or (if Equipment is included as Collateral), changed the location of the Equipment; or (if Inventory is included as Collateral), changed the location of any of the Inventory; or (if Receivables and/or General Intangibles are included as Collateral), changed the location of its place of business or chief executive office or the location of its records with respect thereto or the location of any returns of Inventory.
                  5.1.3 This Agreement and any other Loan Documents to which it is a party constitute valid and legally binding obligations of Guarantor and are enforceable against Guarantor in accordance with their respective terms.
                  5.1.4 Guarantor has filed all Federal, state and local tax returns and other reports it is required to file and has paid or made adequate provision for payment of all such taxes, assessments and other governmental charges.
                  5.1.5 All property owned or utilized by Guarantor is in compliance and will continue to be in compliance with all requirements  of all applicable
                           environmental laws, including, without limitation, the Industrial Site Recovery Act f/k/a the Environmental Cleanup Responsibility Act (N.J.S.A. 13:1K-6 et seq., as amended) and the Spill Compensation and Control Act (N.J.S.A. 58:10-23.11 as amended) and a certain statute adopted by New Jersey for registration of underground storage tanks (N.J.S.A. 58:10A-21 et seq.); the Hazardous and Solid Waste Amendments of 1984 Pub. L98-616
                           (42 U.S.C. 699 et seq., as amended) the Resource Conservation and Recovery Act (42 U.S.C. 6901 et seq., as amended) and the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. 9601 et seq., as amended); (all such Federal, state, county, municipal or other laws, ordinances or regulations are hereinafter collectively referred to as the "Environmental Laws").
                  5.1.6 Guarantor has good and marketable title to all of its properties and assets. The execution and performance of this Agreement and any loan document to which it is a party will not violate or result in a default or in the creation or imposition of any lien or encumbrance upon any of the assets of Guarantor (immediately, with the passage of time, or with the giving of notice and the  passage of
                           time) under any other contract, agreement, or instrument to which Guarantor is a party or by which Guarantor is bound, nor will it result in the acceleration of any obligation under any mortgage, lien, lease, franchise, license, permit, agreement, instrument, order, arbitration award, judgment, or decree, or in the termination of any license, franchise, lease, or permit, to which Guarantor is a party or by which it is bound; and it will not violate or conflict with any other restriction of any kind or character to which Guarantor is subject.
                  5.1.7 There is no claim, loss, contingency, litigation, or proceeding whether or not pending, threatened or imminent against or otherwise affecting Guarantor that involves the possibility of any judgment or liability not fully covered by insurance or that may result in a material adverse change in the business, properties, prospects, operation or condition (financial or otherwise) of Guarantor.
                  5.1.8 Guarantor has complied with all applicable statutes, regulations, ordinances, court decrees, or other directives of the United States of America, and all states, counties, municipalities, and agencies with respect to the manufacture and sale of its goods, the rendition of its services and/or the conduct of its business.
                  5.1.9 Guarantor has heretofore delivered to Bank current financial statements, acceptable to Bank, which were prepared by independent certified public accountants. The financial statements were true, correct and complete and were prepared in accordance with Generally Accepted Accounting Principles, consistently applied and present fairly the financial position and results of operations of Guarantor as of the date of and for the period involved. The financial statements make full and adequate provision for all obligations, liabilities and commitments (fixed and contingent) of Guarantor as of the date of the financial statements. Since the date of the financial statements, there has been no material adverse change in the business, properties,prospects, operation or condition (financial or otherwise) of Guarantor.
                  5.1.10 With respect to each Employee Benefit Plan maintained by Guarantor, no Prohibited Transaction or Reportable Event (as defined in Title IV of the Employee Retirement Income Security Act of 1974, as amended) has occurred and is continuing; Guarantor is not subject to thirty (30) days notice to the Pension Benefit Guaranty Corporation, and Guarantor will comply with the provisions of the Employee Retirement Income Security Act of 1974, as amended and the Internal Revenue Code of 1986, as amended.
                  5.1.11 Guarantor is the owner of all Collateral pledged by Guarantor free and clear of all Security Interests, encumbrances or liens, except liens which arise by operation of law with respect to obligations of Guarantor which are not yet due and payable; and Guarantor will defend such Collateral against all claims and demands of all persons or entities at any time claiming an interest therein.
                  5.1.12 Guarantor is in compliance with all requirements of the Americans With Disabilities Act of 1990, 42 U.S.C. 12101 et. seq., including but not limited to those regulations promulgated by the Architectural and Transportation Barrier Compliance Board at 36 CFR 1191 et. seq., and by the Department of Justice at 28 CFR 36 et. seq.
                  5.1.13 Guarantor is not a "foreign person" within the meaning of ss.1445(f)(3) of the Internal Revenue Code of 1986 as amended and the related Treasury Department regulations, including temporary regulations.

                  5.1.14 The advent of the year 2000 shall not adversely affect Guarantor's operations or the performance of its information technology. Without limiting the generality of the foregoing, (i) the hardware and software utilized by Guarantor are designed to be used prior to, during, and after calendar year 2000 A.D. and such hardware and software will operate during each such time period without error relating to date data, specifically including any error relating to, or the conduct of, date data, which represents or references different centuries or more than one century, (ii) the hardware and software utilized by Guarantor will not abnormally end or provide invalid or incorrect results as a result of date data, and (iii) the hardware and software utilized by Guarantor have been designed to ensure year 2000 A.D. compatibility, including date data, century recognition, leap year, calculations which accommodate same century and multicentury date values, and date data interface values that reflect the century.

6.       COVENANTS
         6.1 During such times as this Guaranty Agreement shall be effective, Guarantor agrees:(6.1.1) to deliver to Bank, within ninety (90) days after the last day of each fiscal year of Guarantor, a financial statement including a balance sheet and statements of income, retained earnings and changes in financial position, each prepared in accordance with Generally Accepted Accounting Principles consistently applied, and audited by an independent certified public accountant satisfactory to Bank; (6.1.2) to deliver to Bank, within forty-five (45) days after the close of each quarter of each fiscal year of Guarantor, financial statements similar to those required under the preceding clause, prepared by Guarantor and certified by the chief financial officer of Guarantor; (6.1.3) to promptly furnish Bank from time to time with such additional information in such form, concerning the financial condition of Guarantor, as Bank may reasonably request; and (6.1.4) to promptly notify Bank of any condition or event which constitutes, or would constitute with the passage of time or giving of notice or both, an Event of Default.
         6.2 Guarantor further agrees: (6.2.1) that all of the present and future indebtedness of Borrower to Guarantor shall be and hereby is subordinated to, assigned and transferred to Bank and pledged and made security for the payment of the Obligations; (6.2.2) that Guarantor contemporaneously herewith and from time to time hereafter shall on request execute such further endorsements, assignments or other proper transfers as Bank may request further to evidence the assignment hereby agreed to and made; and (6.2.3) that Guarantor hereby appoints Bank and any officer or agent of Bank the Guarantor's attorney to demand and enforce payment in any way of the Obligations, to prove all claims, receive all interest or dividends and take all other action, either in the name of Bank or of Guarantor, with respect to the Obligations in any liquidation or any proceedings whatsoever affecting Borrower or its property under any bankruptcy or other laws, now or hereafter in effect for the relief of debtors, and in general to do any act or take any action in regard to said Obligations which Guarantor might otherwise do.

7.       EVENTS OF DEFAULT AND ACCELERATION
         7.1 The occurrence of any one or more of the following events shall constitute an Event of Default hereunder: (7.1.1)
                  failure to pay any principal, interest or any of the Obligations as and when due; (7.1.2) failure to pay or perform any Obligation of Borrower or any obligation of Guarantor to Bank, whether by maturity or acceleration, set forth in the Note or any Loan Document or in this Guaranty Agreement; (7.1.3) any representation or warranty made or deemed made by Borrower or Guarantor in the Note or in any Loan Document or in this Guaranty Agreement or which is contained in any certificate, document, opinion or other statement furnished now or at anytime shall prove to be incorrect in any material respect on or as of the date made or deemed to be made; (7.1.4) any change in ownership in Borrower or Guarantor or the death of Borrower or Guarantor (if an individual) or of any of Borrower's or Guarantor's key employees (if not an individual); (7.1.5) a proceeding being filed or commenced against any Borrower or Guarantor for dissolution or liquidation; or any Borrower or Guarantor voluntarily or involuntarily terminating or dissolving or being terminated or dissolved; (7.1.6) insolvency of Borrower or Guarantor; or Borrower or Guarantor fails to pay its debts as they become due in the ordinary course of business; or a creditor's committee is appointed for the business of Borrower or Guarantor; or Borrower or Guarantor makes an assignment for the benefit of creditors, or a petition in bankruptcy or for reorganization or to effect a plan of arrangement with creditors is filed by Borrower or Guarantor; or Borrower or Guarantor applies for or permits the appointment of a receiver or trustee for any or all of its property, assets or rights; or any such receiver or trustee shall have been appointed for any or all of its property, assets or rights; or any of the above actions or proceedings whatsoever are commenced by or against any Borrower or Guarantor; (7.1.7) any attachments, liens or additional Security Interests being placed upon any of the Collateral; (7.1.8) acquisition at any time or from time to time of title to the whole or any part of the Collateral by any person, partnership, corporation or limited liability company, other than any Borrower or Guarantor; (7.1.9) any final judgment, order or decree rendered against Borrower or Guarantor, exceeding $25,000.00 and remaining undischarged, unstayed, or outstanding against Borrower or Guarantor for a period of thirty (30) days; (7.1.10) any investigation undertaken by any governmental entity, or if any indictment, charge or proceeding is filed or commenced, whether criminal or civil, pursuant to Federal or state law against any Borrower or Guarantor for which forfeiture of the property or assets of such Borrower or Guarantor is a penalty; (7.1.11) any Reportable Event occurs or if any Employee Benefit Plan is terminated or Bank reasonably believes such plan shall be terminated pursuant to and as defined in the Employee Retirement Income Security Act of 1974, as amended; (7.1.12) Bank reasonably deems itself insecure; the occurrence of a material adverse change in the business, prospects, operation or condition (financial or otherwise) of Borrower or Guarantor, or a material adverse occurrence; or (7.1.13) any member of a Borrower or Guarantor that is a limited liability company resigns or any such member's interest terminates.

         7.2 If an Event of Default shall occur, then or at any time thereafter, while such Event of Default shall continue, Bank may declare all Obligations, regardless of their terms, for the purpose of this Guaranty Agreement, together with all obligations and duties of Guarantor hereunder, to be due and payable.

8.       RIGHTS AND REMEDIES
         Bank shall have the following rights and remedies:
         8.1 Bank and any other officer or agent of Bank is hereby constituted and appointed as true and lawful attorney-in-fact of Guarantor with power:
                  8.1.1 To endorse the name of Guarantor upon any instrument of payment (including payments made under any policy of insurance)that may come into possession of Bank in full or part payment of any amount owing to Bank;
                  8.1.2 To sign and endorse the name of Guarantor upon any invoice,freight or express bill, bill of lading, storage or warehouse receipt, drafts against account debtors or other obligors;
                  8.1.3 To notify the post office authorities to change the address for delivery of mail of Guarantor to an address designated by Bank and to receive, open and dispose of all mail addressed to Guarantor;
                  8.1.4 To sell, assign, sue for, collect or compromise payment of all or any part of the Collateral in the name of Guarantor, or in its own name, or make any other disposition of Collateral, or any part thereof, which disposition may be for cash, credit or any combination thereof, and Bank may purchase all or any part of the Collateral at public or, if permitted by law, private sale, and in lieu of actual payment of such purchase price, may set-off the amount of such price against the Obligations.
         8.2 Bank shall have a right to set-off, at any time without notice to Guarantor, and as collateral security for this Guaranty Agreement, is hereby granted a continuing lien on and Security Interest in and to, any and all deposits or other sums at any time or times credited by or due from Bank to Guarantor whether in a special account or other account or represented by a certificate of deposit (whether or not matured), which deposits and other sums shall at all times constitute additional security for the Obligations and the obligations of Guarantor under this Guaranty Agreement. Guarantor does hereby authorize Bank and any other member of Summit Bancorp on behalf of Bank to likewise setoff without notice, any or all deposits or other sums on behalf of Bank, hereby granting to all such members of Summit Bancorp as necessary to effectuate the foregoing, a lien on and security interest in and to such deposits or other sums.
         8.3 Bank shall have, in addition to any other rights and remedies contained herein, or in any document or instrument, all of the rights and remedies under the Uniform Commercial Code in force in the State of New Jersey as of the Date of Guaranty Agreement, and all rights and remedies available at law or in equity, all of which rights and remedies shall be cumulative, and nonexclusive, to the extent permitted by law.
         8.4 Any notice required to be given by Bank of a sale or other disposition or other intended action by Bank made in accordance with the terms herein or in any document or instrument at least ten (10) days prior to such proposed action, shall constitute fair and reasonable notice to Guarantor of any such action. In the event that any of the Collateral is used in conjunction with any real estate, the sale of the Collateral in conjunction with and as one parcel with any such real estate of Guarantor, shall be deemed to be a commercially reasonable manner of sale. The net proceeds realized by Bank upon any such sale or other disposition, after deduction of the expenses of retaking, holding, preparing for sale, selling or the like and reasonable attorneys' fees and any other expenses incurred by Bank, shall be applied toward satisfaction of the Obligations hereunder. Bank shall account to Guarantor for any surplus realized upon such sale or other disposition and Guarantor shall remain liable for any deficiency. The commencement of any action, legal or equitable, shall not affect the Security Interest of Bank in the Collateral until the Obligations hereunder or any judgment therefor is fully paid.

9.       DURATION OF GUARANTY
         9.1 This Guaranty Agreement may be terminated only as to future transactions and only as to such Guarantors as give written notice thereof to Bank, and such notice shall be effective upon actual receipt by an officer of Bank at Bank's Address. No such notice shall release Guarantor, whether or not giving such notice, from any liability as to (9.1.1) any indebtedness that may be owing to or held by Bank or in which Borrower may have an interest or for which Borrower may be obligated at the time of receiving such notice; or from (9.1.2) all modifications, extensions and renewals thereof; (9.1.3) all interest thereon; (9.1.4) and all collection expenses therefor.

10.      GENERAL PROVISIONS
         10.1 The failure of Bank at any time or times hereafter to require strict performance by Guarantor of any of the provisions, warranties, terms and conditions contained herein or in any document or instrument shall not waive, affect or diminish any right of Bank at any time or times thereafter to demand strict performance thereof; and, no rights of Bank hereunder or in any document or instrument shall be deemed to have been waived by any act or knowledge of Bank, its agents, officers or employees, unless such waiver is contained in an instrument in writing signed by an officer of Bank and directed to Guarantor specifying such waiver. No waiver by Bank of any of its rights shall operate as a waiver of any other of its rights or any of its rights on a future occasion.
         10.2 Any demand or notice required or permitted to be given hereunder or in any document or instrument shall, except as expressly set forth herein, be deemed effective when deposited in the United States mail, and sent by certified mail, return receipt requested, postage prepaid, addressed to Bank, ATTN:
                  Branch Manager, at Bank's Address or to Guarantor at Guarantor's Address, as applicable, or to such other address as may be provided by the party to be notified, on ten (10) days prior written notice to the other party.

         10.3 This Guaranty Agreement contains the entire understanding between the parties hereto with respect to the transactions contemplated herein and such understanding shall not be modified except in writing signed by or on behalf of the parties hereto.
         10.4 Guarantor shall not hold Bank liable due to any action or failure to act by Bank herein or in any Loan Document except for any action or failure to act as a result of Bank's gross negligence or willful misconduct. This provision shall survive the termination or expiration of this Guaranty Agreement or any Loan Document and the repayment in full of Borrower's Obligations.
         10.5 Wherever possible, each provision herein or in any document or instrument shall be interpreted in such manner as to be effective and valid under applicable law; should any portion of this Guaranty Agreement or any document or instrument be declared invalid for any reason in any jurisdiction, such declaration shall have no effect upon the remaining portions of this Guaranty Agreement or any document or instrument. Furthermore, the entirety of this Guaranty Agreement or any document or instrument shall continue in full force and effect in all other jurisdictions and said remaining portions herein or in any document or instrument shall continue in full force and effect in the subject jurisdiction as if this Guaranty Agreement or any document or instrument had been executed with the invalid portions thereof deleted.
         10.6 In the event Bank seeks to take possession of any or all of the Collateral by court process, Guarantor hereby irrevocably waives any bonds and any surety or security relating thereto required by any statute, court rule or otherwise as an incident to such possession, and waives any demand for possession prior to the commencement of any suit or action to recover.
         10.7 The provisions of this Guaranty Agreement shall be binding upon and shall inure to the benefit of the heirs, personal representatives, administrators, successors and assigns of Bank and Guarantor, provided, however, Guarantor may not assign any of its rights or delegate any of its obligations hereunder or in any document or instrument without the prior written consent of Bank.
         10.8 This Guaranty Agreement or any document or instrument is and shall be deemed to be a contract entered into and made pursuant to the laws of the State of New Jersey and shall in all respects be governed, construed, applied and enforced in accordance with the laws of said State.
         10.9 If, prior hereto and/or at any time or times hereafter, Bank shall employ counsel in connection with the execution and consummation of the transactions contemplated herein or in any document or instrument or to commence, defend or intervene, file a petition, complaint, answer, motion or other pleadings, or to take any other action in or with respect to any suit or proceeding (bankruptcy or otherwise) relating to this Guaranty Agreement or any document or instrument, or to enforce any rights of Bank hereunder or in any document or instrument, whether before or after the occurrence of any Event of Default, or to collect any of the Obligations then, in any of such events, Guarantor agrees to pay attorney's fees, (whether or not such attorney is a regularly salaried employee of Bank, any parent corporation or any subsidiary or affiliate thereof, whether now existing or hereafter created) not to exceed 20% of the Obligations, which shall be deemed reasonable and any expenses, costs and charges relating thereto, and such shall be part of the Obligations payable on demand and secured by the Collateral.
         10.10 With respect to all or any part of the Obligations, in the event that Bank seeks to enter into a participation, intercreditor and/or assignment agreement, then Guarantor hereby authorizes Bank to release all or part of any financial or credit information provided by Guarantor to Bank to any other bank or financial institution without notice.
         10.11 Each reference herein or in any document or instrument to Bank shall be deemed to include its successors and assigns, and each reference to Guarantor and any pronouns referring thereto as used herein shall be construed in the masculine, feminine, neuter, singular or plural as the context may require, and shall be deemed to include heirs, personal representatives, administrators, successors and assigns of Guarantor, all of whom shall be bound by the provisions hereof or in any document or instrument. The term "Guarantor" as used herein shall, if this Guaranty Agreement or any document or instrument is signed by more than one Guarantor, mean, unless this Guaranty Agreement or any document or instrument otherwise provides or unless the context otherwise requires, "Guarantor" and each of them and each and every representation, promise, agreement and undertaking shall be joint and several, except that the granting of the Security Interest, right of set-off and lien shall be by each Guarantor in and to its several respective properties.
         10.12 Guarantor agrees that the books and records of Bank showing the amount owed by Borrower to Bank from time to time shall be admissible in any action or proceeding against Guarantor hereunder and shall be prima facie evidence of such amount owed.
         10.13 The section headings herein are included for convenience only and shall not be deemed to be a part of this Guaranty Agreement or any document or instrument.
         10.14 Any notice given by Guarantor shall be effective only upon actual receipt by an officer of Bank, at Bank's Address; any notice Bank may elect to give hereunder shall be deemed to be given if deposited in the United States mail, return receipt requested, postage prepaid and addressed to Guarantor at Guarantor's Address.
         10.15 Guarantor acknowledges receipt of true copies of the Credit Agreement, Note, Guaranty Agreement, Security Agreement and/or Mortgage and any other Loan Document delivered in connection herewith.

11.      ASSIGNMENT BY BANK
         Bank may from time to time, without notice to Guarantor, sell, assign, transfer or otherwise dispose of all or any part of the Obligations and/or rights under this Guaranty Agreement or any other Loan Document. In such event, each and every immediate and successive purchaser, assignee, transferee or holder of all or any part of the Obligations shall have the right to enforce this Guaranty Agreement, by legal action or otherwise, for its own benefit as fully as if such purchaser, assignee, transferee or holder were herein by name specifically given such right. Bank shall have an unimpaired right to enforce this Guaranty Agreement for its benefit to that portion of the Obligations as Bank has not sold, assigned, transferred or otherwise disposed of.

================================================================================
12.  WAIVER OF JURY TRIAL

GUARANTOR WAIVES TRIAL BY JURY AND CONSENTS TO AND CONFERS PERSONAL JURISDICTION ON COURTS OF THE STATE OF NEW JERSEY OR OF THE FEDERAL GOVERNMENT, AND EXPRESSLY WAIVES ANY OBJECTIONS AS TO VENUE IN ANY OF SUCH COURTS, AND AGREES THAT SERVICE OF PROCESS MAY BE MADE ON GUARANTOR BY MAILING A COPY OF THE SUMMONS TO GUARANTOR AT GUARANTOR'S ADDRESS. BANK LIKEWISE WAIVES TRIAL BY JURY.
================================================================================

ATTEST:                                  GUARANTOR Menlo Acquisition Corporation
                                         ---------

/s/ George Greenberg                     /s/ Lawrence B. Seidman
------------------------------           --------------------------------------
  George Greenberg, Secretary             Lawrence B. Seidman, President

ATTEST:                                  SUMMIT BANK
------                                   -----------

_______________________________          /s/ John Hemmens
Bank Officer Name: ____________          --------------------------------------
Bank Officer Title: ___________           John Hemmens, Vice President

NJMM2201(11/96)
NJCM2201(1/97)

               CERTIFIED COPY OF RESOLUTION OF BOARD OF DIRECTORS
                                   (GUARANTOR)

         I CERTIFY that: (a) I am the Secretary of Menlo Acquisition Corporation, a Delaware corporation ("CORPORATION"), and as such have charge of certain records of said Corporation, including articles of incorporation, by-laws and the minutes of its board of directors; (b) the following Resolutions were duly adopted at a legal meeting of the board of directors of said Corporation duly called and held on August 14, 2000 at which meeting there was present and acting throughout a quorum authorized to adopt said Resolutions; (c) the proceedings of said meeting were in accordance with the articles of incorporation and by-laws of said Corporation, neither of which contains any provisions requiring the vote or consent of stockholders for the granting of encumbrances on said Corporation's assets or for any other act or transaction referred to in said Resolutions; (d) said Resolutions have not been revoked or amended in any respect and are in full force and effect; and (e) attached hereto is a true copy of the Loan Documents submitted to said meeting and referred to in the following Resolutions;

         RESOLVED, that the Chairman of the Board and Chief Executive Officer, President or Chief Financial Officer of this Corporation is hereby authorized in the name and on behalf of this Corporation:

         (1) to guaranty the Obligations of Environmental Waste Management Associates, L.L.C., Integrated Analytical Laboratories, L.L.C.,
Environmental Waste Management Associates, Inc. and Integrated Analytical Laboratories, Inc. (jointly and severally, "BORROWER") incurred herewith or incurred by Borrower in the future or as security for Obligations incurred previously;

         (2) to execute and deliver to Summit Bank ("BANK") a Guaranty substantially in the form submitted to this meeting, with such modifications thereof as the officer executing the same shall approve;

         (3) to execute and deliver to Bank collateral documents with respect to all or any part of the assets of this Corporation substantially in the form submitted to this meeting, with such modifications thereof as the officer executing the same shall approve;

         (4) to execute and deliver to Bank from time to time such amendments to the Guaranty and collateral documents as the officer executing the same shall approve;

         RESOLVED, FURTHER, that any officer of this Corporation is authorized in the name and on behalf of this Corporation to execute and deliver to Bank any document and to do any act required to be done by this Corporation including but not limited to the execution and delivery of financing statements, certificates, assignments, the furnishing to Bank of financial and other information and the endorsement and delivery to Bank of checks and other instruments and obligations;

         RESOLVED, FURTHER, that approval of any collateral documents by any officer shall be conclusively presumed from his execution thereof in the name of this Corporation;

         RESOLVED, FURTHER, that these Resolutions constitute representations and warranties given pursuant to, and intended to be incorporated in the Guaranty and any other collateral documents. If any such warranty or representation herein shall prove to be false, same shall constitute an Event of Default under the Guaranty and any other collateral documents. Upon an Event of Default, Bank shall have all of the rights and remedies specified in the Guaranty and the collateral documents or otherwise existing at law or in equity;

         RESOLVED, FURTHER, that the Secretary or any Assistant Secretary of this Corporation is authorized, if Bank shall so request, to seal and attest the Guaranty and the Loan Documents, and to furnish a certified copy of these Resolutions to Bank, who shall be entitled to assume conclusively that the foregoing Resolutions remain in full force and effect until Bank has received express written notice of their rescission or modification, accompanied by a copy of the resolution effecting such rescission or modification duly certified by the Secretary or any Assistant Secretary of this Corporation.

         I FURTHER CERTIFY that the officers referred to in the foregoing Resolutions are as follows:


                                 /s/ Lawrence B. Seidman
                                     -----------------------------
                                     Lawrence B. Seidman, President


                                 /s/ Frank Russomanno
                                     -----------------------------
                                     Frank Russomanno, Chief Financial Officer


                                 /s/ Richard S. Greenberg
                                     ------------------------------
                                     Richard S. Greenberg, Chairman of the Board
                                     and Chief Executive Officer



                                 /s/ George Greenberg
                                     -------------------------------
                                     George Greenberg, Secretary


Dated: August 14, 2000.


(Corporate Seal)                 /s/ George Greenberg
                                     --------------------------------
                                     George Greenberg, Secretary


NJMM2101(10/96)
NJCM2101(12/96)